UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53446	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 2, 555 Riversdale Road Camberwell, VIC, 3124 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 613 9882 0780

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Event

Propanc Health Group Corporation (the “Company”) negotiated a settlement with Typenex Co-Investment, LLC, a Utah limited liability company (“Typenex”) on May 20, 2016. On the same date, the Company repaid cash of $612,000 as payment in full of a certain secured convertible promissory note held by Typenex.

The Company does not have outstanding litigation at this time. However, from time to time, the Company may be involved in litigation relating to claims arising out of the Company’s operations in the normal course of business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2016

PROPANC HEALTH GROUP CORPORATION

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer